Discontinued Operations	12 Months Ended
Sep. 30, 2018
Discontinued Operations
Discontinued Operations
9.	Discontinued Operations

On May 12, 2016, WFS entered into a Letter of Understanding and Intent (the “Agreement”) with Canna Companion, LLC (“CCL”), which outlines the verbal agreement made between WFS and CCL, in 2015. Pursuant to the Agreement, WFS and CCL, will equally share the net operating profits and losses from the sale, manufacturing, and distribution of the Canna Companion pet supplement through CCL, from June 1, 2015, to January 31, 2016.

As of February 1, 2016, it was agreed that WFS’s subsidiary, Canna Companion Products, Inc. (“CCP”), would assume the manufacturing, sale and distribution of the Canna Companion pet supplement business and the net operating profit and loss sharing arrangement was terminated. In addition, it was agreed that CCL, will receive a 5% royalty on net sales and $10,000 per month to manage the production facility in Monroe, Washington on a full-time basis.

On October 1, 2017, the WFS determined that access to the Canna Companion pet supplement, and the related operations, had been misappropriated by the licensors, CCL. As a result, all arrangements with CCL were terminated effective October 1, 2017. The operations of the WFS’s wholly-owned subsidiary, CCP, related solely to the Canna Companion pet supplement being licensed from CCL. CCP meets the criteria to be classified as discontinued operations as of September 30, 2017, and therefore, the results of operations of CCP for all periods have been classified as discontinued operations on the consolidated statements of operations and comprehensive loss. The carrying amounts of the major classes of assets and liabilities of CCP have been classified as held for sale on the consolidated balance sheets.

Income / (Loss) From Discontinued Operations

	Year ended September 30, 2018	Year ended September 30, 2017
Canna Companion Products, Inc.

Revenue	$—	$1,493,921
Cost of goods sold	—	411,043
Gross profit	$—	$1,082,878

Expenses
Advertising and promotion	—	121,091
Amortization	—	17,891
Bad debts	—	18,915
Consulting fees	—	120,425
General and administrative	—	112,926
Professional fees	—	68,179
Rent	—	15,646
Repairs and maintenance	—	48,070
Research and development	—	2,438
Supplies	—	320,286
Travel	—	14,685
Website costs	—	41,947
Total expenses	$—	$902,499

Net income before other expense	—	180,379
Interest expense	—	-16,085
Net income	$—	$164,294

Assets and Liabilities of Discontinued Operations

	September 30, 2018	September 30, 2017
Canna Companion Products, Inc.

Carrying amounts of major classes of assets included as part of discontinued operations
Cash	$—	$29,350
Amounts receivable	—	10,019
Inventory	—	303,467
Prepaid expenses and deposits	—	39,516
Total current assets	$—	$382,352

Property and equipment	—	62,351
Total assets of discontinued operations	$—	$444,703

Carrying amounts of major classes of liabilities included as part of discontinued operations
Accounts payable and accrued liabilities	—	45,560
Loan payable	—	65,240
Lease payable	—	2,429
Total liabilities of discontinued operations	$—	$113,229

During the year ended September 30, 2018, the Company recognized a loss on disposal of the net assets of Canna Companion Products, Inc. of $331,474 due to the misappropriation on October 1, 2017.